                                                                  EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 33-___) of our report dated March 29, 1996, on our audits of the consolidated financial statements of Saba Petroleum Company and subsidiaries as of December 31, 1995 and 1994 and for the years then ended.




/s/ COOPERS & LYBRAND L.L.P.


Los Angeles, California
May 15, 1996